American Fidelity Assurance Company and American Fidelity Separate Account B (File no. 811-08187) hereby incorporate by reference the semi-annual reports for the underlying funds named below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”).

Filer/Entity:	FAM Variable Series Funds, Inc.
Fund/Portfolio Name: Mercury Basic Value V.I. Fund
Fund/Portfolio Name: Mercury Value Opportunities V.I. Fund
File #:	811-03290
CIK #:	0000355916
Accession #:	0000950123-06-011117
Date of Filing:	09-01-2006

Filer/Entity:	The Dreyfus Socially Responsible Growth Fund, Inc.
File #:	811-07044
CIK #:	0000890064
Accession #:	0000890064-06-000011
Date of Filing:	08-17-2006

Filer/Entity:	Dreyfus Variable Investment Fund
Fund/Portfolio Name: Small Company Stock Portfolio
Fund/Portfolio Name: Growth and Income Portfolio
Fund/Portfolio Name: International Value Portfolio
File #:	811-05125
CIK #:	0000813383
Accession #:	0000813383-06-000016
Date of Filing:	08-17-2006

Filer/Entity:	Dreyfus Stock Index Fund, Inc.
File #:	811-05719
CIK #:	0000846800
Accession #:	0000846800-06-000012
Date of Filing:	08-17-2006

Filer/Entity:	Dreyfus Investment Portfolios
Fund/Portfolio Name: Technology Growth Portfolio
File #:	811-08673
CIK #:	0001056707
Accession #:	0001056707-06-000014
Date of Filing:	08-18-2006

Filer/Entity:	American Century Variable Portfolios, Inc.
Fund/Portfolio Name: VP Balanced Fund

Fund/Portfolio Name: VP Capital Appreciation Fund
Fund/Portfolio Name: VP Income & Growth Fund
Fund/Portfolio Name: VP Ultra(R) Fund
Fund/Portfolio Name: VP International Fund
File #:	811-05188
CIK #:	0000814680
Accession #:	0000814680-06-000049
Date of Filing:	08-23-2006

Filer/Entity:	American Fidelity Dual Strategy Fund, Inc.
File #:	811-08873
CIK #:	0001061130
Accession #:	0000909334-06-000329
Date of Filing:	08-28-2006

Filer/Entity:	Vanguard® Variable Insurance Fund
Fund/Portfolio Name: Total Bond Market Index Portfolio
Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Small Company Growth Portfolio
File #:	811-05962
CIK #	0000857490
Accession #:	0000932471-06-001240
Date of Filing:	08-30-2006

                These semi-annual reports are for the period ended June 30, 2006 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Patricia H. Rigler at (405) 523-5483.